Exhibit (q)(1)

                                POWER OF ATTORNEY


     We, the undersigned officers and Trustees of Eaton Vance Municipals Trust, a Massachusetts business trust, do hereby severally constitute and appoint Alan
R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Municipals Trust, with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

                   Signature                                       Title                               Date
                   ---------                                       -----                               ----

/s/ Thomas J. Fetter                             President and Principal Executive Officer      November 20, 2001
------------------------------------------
Thomas J. Fetter


/s/ James L. O'Connor                            Treasurer and Principal Financial and          November 20, 2001
------------------------------------------       Accounting Officer
James L. O'Connor


/s/ Jessica M. Bibliowicz                        Trustee                                         November 9, 2001
------------------------------------------
Jessica M. Bibliowicz


/s/ Donald R. Dwight                             Trustee                                         November 5, 2001
------------------------------------------
Donald R. Dwight


/s/ James B. Hawkes                              Trustee                                         November 5, 2001
------------------------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III                         Trustee                                         November 5, 2001
------------------------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer                             Trustee                                         November 5, 2001
------------------------------------------
Norton H. Reamer


/s/ Lynn A. Stout                                Trustee                                         November 5, 2001
------------------------------------------
Lynn A. Stout


/s/ Jack L. Treynor                              Trustee                                         November 5, 2001
------------------------------------------
Jack L. Treynor